                                                                    EXHIBIT 10.3


      Employment Agreement Amendments by and between Hopkinsville Federal
        Savings Bank and Bruce Thomas, Peggy R. Noel and Boyd M. Clark

                                 AMENDMENT TO
                             EMPLOYMENT AGREEMENT


     WHEREAS, as of February 6, 1998, Hopkinsville Federal Savings Bank (the "Bank") and Bruce Thomas (the "Employee") entered into an Employment Agreement employing the Employee as President and Chief Executive Officer of the Bank (the "Employment Agreement"); and

     WHEREAS, Section 5 of the Employment Agreement provides, among other things, that the term of the Employment Agreement shall be for the period commencing on the effective date of the Federal Stock Charter of the Bank and ending twelve (12) months thereafter; and

     WHEREAS, the Board of Directors of the Bank has determined to extend the Employee's term of employment for an additional two-year period beyond the first anniversary date of the commencement of the Employment Agreement; and

     WHEREAS, the Bank and the Employee desire to record such amendment to the Employment Agreement.

     It is therefore agreed that the first sentence of Section 5 of the Employment Agreement is hereby amended to read as follows:

          The Bank hereby employs the Employee, and the Employee hereby accepts such employment under this Agreement, for the period commencing on the effective date of the Federal Stock Charter of the Bank (the "Effective Date") and ending thirty-six
          (36) months thereafter (or such earlier date as is determined in accordance with Section 9 hereof).

     IN WITNESS WHEREOF, the parties have executed this Amendment to Employment Agreement as of February 6, 1999.

ATTEST:                            HOPKINSVILLE FEDERAL SAVINGS BANK


__________________________         By: ___________________________________
Secretary                          Chairman of the Board

WITNESS:


__________________________         _______________________________________
                                   Bruce Thomas ("Employee")

                                 AMENDMENT TO
                             EMPLOYMENT AGREEMENT


     WHEREAS, as of February 6, 1998, Hopkinsville Federal Savings Bank (the "Bank") and Peggy R. Noel (the "Employee") entered into an Employment Agreement employing the Employee as Executive Vice President, Chief Financial Officer and Chief Operations Officer of the Bank (the "Employment Agreement"); and

     WHEREAS, Section 5 of the Employment Agreement provides, among other things, that the term of the Employment Agreement shall be for the period commencing on the effective date of the Federal Stock Charter of the Bank and ending twelve (12) months thereafter; and

     WHEREAS, the Board of Directors of the Bank has determined to extend the Employee's term of employment for an additional two-year period beyond the first anniversary date of the commencement of the Employment Agreement; and

     WHEREAS, the Bank and the Employee desire to record such amendment to the Employment Agreement.

     It is therefore agreed that the first sentence of Section 5 of the Employment Agreement is hereby amended to read as follows:

          The Bank hereby employs the Employee, and the Employee hereby accepts such employment under this Agreement, for the period commencing on the effective date of the Federal Stock Charter of the Bank (the "Effective Date") and ending thirty-six
          (36) months thereafter (or such earlier date as is determined in accordance with Section 9 hereof).

     IN WITNESS WHEREOF, the parties have executed this Amendment to Employment Agreement as of February 6, 1999.


ATTEST:                            HOPKINSVILLE FEDERAL SAVINGS BANK


____________________________       By: _____________________________________
Secretary                              Chairman of the Board

WITNESS:


____________________________       _________________________________________
                                   Peggy R. Noel ("Employee")

                                 AMENDMENT TO
                             EMPLOYMENT AGREEMENT


     WHEREAS, as of February 6, 1998, Hopkinsville Federal Savings Bank (the "Bank") and Boyd M. Clark (the "Employee") entered into an Employment Agreement employing the Employee as Senior Vice President -- Loan Administration of the Bank (the "Employment Agreement"); and

     WHEREAS, Section 5 of the Employment Agreement provides, among other things, that the term of the Employment Agreement shall be for the period commencing on the effective date of the Federal Stock Charter of the Bank and ending twelve (12) months thereafter; and

     WHEREAS, the Board of Directors of the Bank has determined to extend the Employee's term of employment for an additional two-year period beyond the first anniversary date of the commencement of the Employment Agreement; and

     WHEREAS, the Bank and the Employee desire to record such amendment to the Employment Agreement.

     It is therefore agreed that the first sentence of Section 5 of the Employment Agreement is hereby amended to read as follows:

          The Bank hereby employs the Employee, and the Employee hereby accepts such employment under this Agreement, for the period commencing on the effective date of the Federal Stock Charter of the Bank (the "Effective Date") and ending thirty-six
          (36) months thereafter (or such earlier date as is determined in accordance with Section 9 hereof).

     IN WITNESS WHEREOF, the parties have executed this Amendment to Employment Agreement as of February 6, 1999.

ATTEST:                            HOPKINSVILLE FEDERAL SAVINGS BANK


_____________________________      By: _______________________________________
Secretary                              Chairman of the Board

WITNESS:


_____________________________      ___________________________________________
                                   Boyd M. Clark ("Employee")